Exhibit 99.1

Paysafe Completes Business Combination with Foley Trasimene Acquisition Corp. II

~ Transaction and move to capital markets expected to accelerate growth, enhance margins, and continue to build upon Paysafe’s M&A strategy ~

~ Combined company will operate as Paysafe Limited and will trade on the New York Stock Exchange under the Ticker PSFE ~

London, UK and Las Vegas, NV – March 30, 2021 – Paysafe Group Holdings Limited, a leading specialized payments platform, and Foley Trasimene Acquisition Corp. II (NYSE: BFT), (BFT WS) (“Foley Trasimene”), a special purpose acquisition company, today announced that they have completed their previously announced merger. The merger was approved at a special meeting of stockholders of Foley Trasimene on March 25, 2021, and closed today, March 30, 2021. The combined company now operates as Paysafe Limited (“Paysafe”) and Paysafe’s common shares and warrants will begin trading on the New York Stock Exchange (NYSE) under the ticker symbols “PSFE” and “PSFE.WS” respectively, starting tomorrow, March 31, 2021.

Paysafe is a leading specialized payments platform, with a two-sided consumer and merchant network, whose core purpose is to enable businesses and consumers around the world to connect and transact seamlessly through payment processing; digital wallets including the Skrill and Neteller brands; and online cash solutions including paysafecard and Paysafecash.

William P. Foley, II, Founder and Chairman of Foley Trasimene will serve as Chairman of Paysafe’s newly formed Board of Directors. Paysafe’s management team headed up by Philip McHugh, CEO, will continue to lead the combined company. ¹

William P. Foley, II, Founder and Chairman of Foley Trasimene and Chairman of Paysafe, stated, “We are thrilled to complete this business combination with Paysafe and I am personally excited to continue to work with Philip, Blackstone, CVC and the entire board as we continue to execute against our plan for accelerated and profitable growth. Paysafe has the right assets, team and strategy in place to capitalize on a tremendous opportunity for long-term value creation in the payments industry, especially in iGaming which is really beginning to open up across the United States.”

Philip McHugh, CEO of Paysafe, stated, “The closing of this transaction and our listing on the New York Stock Exchange is a huge milestone for Paysafe and getting to this point today is testament to the hard work and dedication of our team around the world. I would also like to thank Bill and the Foley Trasimene team for their backing and belief in our opportunity, and of course Blackstone and CVC for their continued investment and support. We’re excited to be embarking on the next stage of our growth journey as a public company.”

Eli Nagler, a Senior Managing Director at Blackstone, said: “Today is a significant milestone for Paysafe and a testament to the excellent work of their world-class management team over several years. We believe Paysafe has a long runway for further growth and look forward to remaining part of the team and seeing their continued success as a public company.”

Peter Rutland, a Managing Partner at CVC, said, “We are delighted for Paysafe as they begin their next chapter as a public company. By combining Paysafe’s leading solutions in high-growth, specialized markets with Paysafe’s seasoned management team, now supplemented with Bill Foley’s track record of enhancing organic and inorganic growth, this company is incredibly well-positioned to continue a strong growth trajectory and create value for shareholders and all other stakeholders.”

Advisors

Credit Suisse acted as lead financial advisor and capital markets advisor to Paysafe. Morgan Stanley also acted as financial advisor to Paysafe. BofA Securities, J.P. Morgan Securities LLC, Barclays, Wolfe Capital Markets and Advisory, BMO Capital Markets and Evercore also acted as capital markets advisors. Simpson Thacher & Bartlett LLP acted as legal counsel to Paysafe. Proton Partners acted as strategic advisor to Paysafe. RBC Capital Markets LLC., BofA Securities and J.P. Morgan acted as financial advisors to Foley Trasimene. Weil, Gotshal & Manges LLP acted as legal counsel to Foley Trasimene.

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Notes to editors:

¹ Paysafe’s newly formed Board of Directors [add hyperlink to press release]

About Paysafe

Paysafe is a leading specialized payments platform. Its core purpose is to enable businesses and consumers to connect and transact seamlessly through industry-leading capabilities in payment processing, digital wallet, and online cash solutions. With over 20 years of online payment experience, an annualized transactional volume of US $92 billion in 2020, and approximately 3,400 employees located in 12+ global locations, Paysafe connects businesses and consumers across 70 payment types in over 40 currencies around the world. Delivered through an integrated platform, Paysafe solutions are geared toward mobile-initiated transactions, real-time analytics and the convergence between brick-and-mortar and online payments. Further information is available at www.paysafe.com.

About Foley Trasimene Acquisition Corp. II

Foley Trasimene Acquisition Corp. II is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses or entities. For more information, please visit www.foleytrasimene2.com

About Blackstone

Blackstone is one of the world’s leading investment firms. We seek to create positive economic impact and long-term value for our investors, the companies we invest in, and the communities in which we work. We do this by using extraordinary people and flexible capital to help companies solve problems. Our $619 billion in assets under management include investment vehicles focused on private equity, real estate, public debt and equity, life sciences, growth equity, opportunistic, non-investment grade credit, real assets and secondary funds, all on a global basis. Further information is available at www.blackstone.com. Follow Blackstone on Twitter @Blackstone.

About CVC

Established in 1981, CVC is a world leader in private equity and credit with $105.1 billion of assets under management, $160.3 billion of funds committed and a global network of 23 local offices: 15 across Europe and the Americas and eight in the Asia Pacific region. CVC is majority owned by its employees and led by its Managing Partners. CVC’s private equity platform manages over $79 billion of assets and comprises four strategies: Europe/Americas; Asia; Strategic Opportunities; and Growth Partners, each of which benefits from CVC’s global platform. CVC’s ability to bring to bear the full extent of its global resources on any situation gives it a competitive advantage when sourcing new investment opportunities and when creating value during CVC’s ownership period.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Paysafe’s actual results may differ from their expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Foley Trasimene’s and Paysafe’s expectations with respect to future performance and anticipated financial impacts of the business combination.

These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially, and potentially adversely, from those expressed or implied in the forward-looking statements. Most of these factors are outside Foley Trasimene’s and Paysafe’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the outcome of any legal proceedings that may be instituted against Foley Trasimene and/or Paysafe following the consummation of the business combination; (2) the impact of COVID-19 on Paysafe’s business; (3) the inability to maintain the listing of Paysafe’s common shares on the New York Stock Exchange following the consummation of the business combination; (4) the risk that the business combination disrupts current plans and operations; (5) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of Paysafe to grow and manage growth profitably, and retain its key employees; (6) costs related to the business combination; (7) changes in applicable laws or regulations; and (8) the possibility that Paysafe may be adversely affected by other economic, business, and/or competitive factors. The foregoing list of factors is not exclusive. Additional information concerning certain of these and other risk factors is contained in Paysafe’s and Foley Trasimene’s most recent filings with the SEC and in the Registration Statement on Form F-4 filed on February 25, 2021 (SEC File No. 333-251552) by Paysafe, including the proxy statement/prospectus filed on February 26, 2021 in connection with the business combination. All subsequent written and oral forward-looking statements concerning Foley Trasimene or Paysafe, the transactions described herein or other matters and attributable to Foley Trasimene, Paysafe or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Each of Foley Trasimene and Paysafe expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in their expectations with respect thereto or any change in events, conditions, or circumstances on which any statement is based, except as required by law.

Contacts

Paysafe Media Contact

Kate Aldridge

Paysafe

Kate.aldridge@paysafe.com

+44 750 079 7547

Paysafe Investor Contact

William Maina

ICR for Paysafe

+1 646-277-1236

Paysafe-IR@icrinc.com

Foley Trasimene Acquisition Corp. II Investor Contact

Shannon Devine

Solebury Trout

+1 203-858-1945

Sdevine@soleburytrout.com

Source: Foley Trasimene Acquisition Corp. II